Back to Form 10-Q
Exhibit 10.2
MINOR MODIFICATION NO. 1

AHCA CONTRACT NO. FA905

HEALTHEASE OF FLORIDA, INC.
8735 Henderson Road
Tampa, Florida 33634

AHCA Contract No. FA905, as entered into on the 1st day of September 2009, is hereby revised as follows:

1.                     Standard  Contract,  Section  III,  Item  C,  Contract  Managers,  sub-item 2,  is hereby amended to change the Vendor's Contract Manager's contact information to now read as follows:

Robert Diaz
HealthEase of Florida, Inc.
8735 Henderson Road
Tampa, FL 33634
(813)206-1758

All other terms and conditions of the Contract shall remain unchanged.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINSITRATION
/s/ Thomas L. Tran	/s/ Illegible
Chief Financial Officer	Contract Manager

Date: 1/20/10	Date: 1/25/2010

APPROVED
/s/ Melanie Brown-Woofer
Melanie Brown-Woofer Bureau Chief of Health Systems Development
Date: 1/26/10

AHCA Contract No. FA905, Minor Modification No. 1, Page 1 of 1